UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2025 (March 10, 2025)

TRIUMPH GROUP INC
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12235	51-0347963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue Suite 400 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 251-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange LLC
Purchase rights	N/A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (* 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (* 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on February 2, 2025, Triumph Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Titan BW Acquisition Holdco Inc., a Delaware corporation (“Parent”), and Titan BW Acquisition Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Transaction”).

The consummation of the Transaction is conditioned upon, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The Company and Parent made the necessary filings under the HSR Act with the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission on February 7, 2025. The required waiting period under the HSR Act with respect to the Transaction expired at 11:59 p.m. Eastern Time on March 10, 2025.

The consummation of the Transaction remains subject to (i) receipt of required regulatory approvals under certain regulatory laws, including applicable foreign direct investment and competition laws, (ii) approval and adoption of the Merger Agreement by the Company’s stockholders and (iii) the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement. As previously disclosed, the Transaction is expected to close in the second half of calendar year 2025, subject to these closing conditions.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid and information currently available to management. They can be identified by the use of words such as “may,” “might,” “anticipate,” “plan,” “believe,” “potential,” “intend,” “expect,” “strategy,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following risks: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the risk that the Company’s stockholders may not approve the Transaction; (iii) inability to complete the Transaction because, among other reasons, conditions to the closing of the Transaction may not be satisfied or waived; (iv) uncertainty as to the timing of completion of the Transaction; (v) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the Transaction; (vi) potential litigation relating to the Transaction that could be instituted against the Company, Parent or their respective directors and officers, including the effects of any outcomes related thereto; or (vii) possible disruptions from the Transaction that could harm the Company’s or Parent’s business, including current plans and operations. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed or that may be filed with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2024, September 30, 2024 and December 31, 2024. Any forward-looking information provided in this document should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this document.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company has filed with the SEC a preliminary proxy statement on Schedule 14A on March 6, 2025. The Company also intends to file with the SEC a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://www.triumphgroup.com/investor-relations) or by contacting the investor relations department of the Company.

Participants in the Solicitation

The Company and its directors and executive officers, including Daniel J. Crowley, Chairman, President and Chief Executive Officer, Barbara Humpton, Colleen C. Repplier, Courtney Mather, Cynthia M. Egnotovich, Daniel P. Garton, Mark C. Cherry, Neal J. Keating, Partrick Allen, all of whom are members of the Company’s Board of Directors, as well as James McCabe, Senior Vice President and Chief Financial Officer, Jennifer Allen, Chief Administrative Officer, Senior Vice President, General Counsel and Secretary, Thomas Quigley, Vice President, Investor Relations, Mergers & Acquisitions & Treasurer, Kai Kasiguran, Vice President, Controller may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Transaction. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found under the captions “The Merger - Interests of the Directors and Executive Officers of the Company in the Merger” and “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” contained in the Company’s preliminary proxy statement on Schedule 14A filed with the SEC on March 6, 2025. To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the aforementioned proxy statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC.

Information regarding the identity of the potential participants, and their direct or indirect interests in the Transaction, by security holdings or otherwise, will also be set forth in the definitive proxy statement and other materials to be filed with SEC in connection with the Transaction. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.triumphgroup.com/investor-relations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIUMPH GROUP, INC.

Date: March 11, 2025	By:	/s/ Jennifer H. Allen
	Name:	Jennifer H. Allen
	Title:	Chief Administrative Officer, Senior Vice President, General Counsel and Secretary